Exhibit 32.2

CERTIFICATION

I, Robert Reynolds, Chief Financial Officer, of LEINER HEALTH PRODUCTS Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)                        The Annual Report on Form 10-K of the Company for the annual period ended March 26, 2005, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 24, 2005

/s/ Robert Reynolds
Name: Robert Reynolds
Title: Chief Financial Officer